Exhibit 10.1
Mellanox Technologies, Ltd
Global Share Incentive Assumption Plan
Adopted by the Board of Directors on January 25, 2011
Effective as of February 7, 2011
     1. Name and Purpose.
          1.1 This plan, which has been adopted by the Board of Directors, shall be known as the Mellanox Technologies, Ltd. Share Incentive Assumption Plan (2010) (the “Plan”).
          1.2 The Plan is established in connection with the acquisition by the Company of Voltaire Ltd. (the “Voltaire Acquisition”). The Plan is intended to be exempt from the shareholder approval requirements of Rule 5635(c) of the Nasdaq Qualitative Listing Requirements in accordance with the exception to such shareholder approval provided under Rule 5635(c)(3) of the Nasdaq Qualitative Listing Requirements. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Eligible Participants, and to promote the Company’ business by providing such individuals with opportunities to receive Awards pursuant to the Plan and to strengthen the sense of common interest between such individuals and the Company shareholders.
          1.3 Awards granted under the Plan to Eligible Participants in various jurisdictions may be subject to specific terms and conditions that are set forth in one or more separate Appendices to the Plan, as may be approved by the Board of Directors of the Company from time to time.
     2. Definitions
          “Administrator” shall mean the Board of Directors or a Committee.
          “Appendix” shall mean any appendix to the Plan adopted by the Board of Directors containing country-specific or other special terms relating to Awards including grants of restricted stock and other equity-based Awards.
          “Award” shall mean a grant of Options, other equity-based awards granted in accordance with the provisions of an Appendix or other allotment of Shares hereunder. All Awards shall be confirmed by an Award Agreement, and subject to the terms and conditions of such Award Agreement.
          “Award Agreement” shall mean a written instrument setting forth the terms applicable to a particular Award.
          “Board of Directors” shall mean the board of directors of the Company.
          “Cause” shall have the meaning ascribed to such term or a similar term as set forth in the Participant’s employment agreement or the agreement governing the provision of services by a non-employee Service Provider, or, in the absence of such a definition: (i) conviction (or plea of nolo contendere) of any felony or crime involving moral turpitude or affecting the Company; (ii) repeated and unreasonable refusal to carry out a reasonable and lawful directive of the Company or of Participant’s supervisor which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) fraud or embezzlement of funds of the Company or its affiliates; (iv) any breach by a director of his / her fiduciary duties or duties of care towards the Company; and (v) any disclosure of confidential information of the Company or breach of any obligation not to compete with the Company or not to violate a restrictive covenant.
          “Change in Control” shall mean and includes each of the following:
               (a) A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed under the laws of any applicable jurisdiction) whereby any person or related group of persons (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
               (b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Subsections (a) or (c) hereof) whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
               (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or shares of another entity, in each case other than a transaction:
                    (i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
                    (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Subsection (c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
               (d) The Company’s shareholders approve a liquidation or dissolution of the Company.
          The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

          “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.
          “Committee” shall mean the compensation committee or other committee as may be appointed and maintained by the Board of Directors, in its discretion, to administer the Plan, to the extent permissible under applicable law, as amended from time to time.
          “Companies Law” shall mean the Israeli Companies Law 5759-1999, as amended from time to time.
          “Company” shall mean Mellanox Technologies, Ltd., an Israeli company, and its successors and assigns.
          “Consultant” shall mean any individual who (either directly or through his or her employer) is an advisor or consultant to the Company or any affiliate thereof.
          “Corporate Charter” shall mean the Articles of Association of the Company, and any subsequent amendments or replacements thereto.
          “Disability” shall have the meaning ascribed to such term or a similar term in the Participant’s employment agreement (where applicable), or in the absence of such a definition, the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company because of the sickness or injury of the Participant for a consecutive period of 180 days.
          “Effective Date” shall mean the date of the closing of the Voltaire Acquisition.
          “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.
          “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
          “Option” shall mean an option to purchase Shares awarded under the Plan.
          “Participant” shall mean a recipient of an Award hereunder who executes an Award Agreement.
          “Service Provider” shall mean an employee, member of the Board of Directors, office holder or Consultant of the Company or any affiliate thereof.
          “Shares” shall mean Ordinary Shares, nominal value NIS 0.0175 per share, of the Company.
          “Voltaire Plan” means the Voltaire Ltd 2007 Incentive Compensation Plan, as amended.
     3. Administration of the Plan.

          3.1 The Plan shall be administered by the Administrator. If the Administrator is a Committee, such Committee shall consist of such number of members of the Board of Directors (not less than two in number), as may be determined from time to time by the Board of Directors. The Board of Directors shall appoint such members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused.
          3.2 In order to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, the Plan shall be administered jointly by the Board of Directors and a Committee consisting solely of two or more members of the Board of Directors each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a member of the Board of Directors who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act or any successor rule and an “independent director” under the Nasdaq rules (or other principal securities market on which Shares are traded). Without limiting the application of this Section 3.2, to the extent necessary to comply with the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act, Awards shall be granted by a Committee consisting of members who satisfy the requirements specified in the foregoing sentence and shall be ratified by the Board of Directors. Notwithstanding the foregoing, but subject to Section 4.1 hereof, the full Board of Directors, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to a member of the Board of Directors who is not an employee of the Company or any affiliate thereof, and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board of Directors. In its sole discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
          3.3 The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. Actions at a meeting of the Committee at which a majority of its members are present or acts approved in writing by all members of the Committee, shall be the valid acts of the Committee. The Committee shall appoint a Secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business and the implementation of the Plan, as it shall deem advisable, subject to the directives of the Board of Directors and in accordance with applicable law.
          3.4 Subject to the general terms and conditions of the Plan, and in particular Section 3.5 below, the Administrator shall have full authority in its discretion, from time to time and at any time, to determine (i) Eligible Participants, (ii) the number of Options or Shares to be covered by each Award, (iii) the time or times at which the Award shall be granted, (iv) the vesting schedule and other terms and conditions applying to Awards, (v) the form(s) of Award Agreements, and (vi) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan. The Board of Directors may, in its sole discretion, delegate some or all of the powers listed above to the Committee, to the extent permitted by the Companies Law, its Corporate Charter or other applicable law, rules or regulations to which the Company is subject.
          3.5 In the event that the Administrator is a Committee, the Committee shall not be entitled to grant Options to the Participants (unless permitted to do so by the Companies Law). However, in the event that the Committee is authorized to do so by the Board of Directors, it may issue Shares underlying Options which have been granted by the Board of Directors and duly exercised pursuant to the provisions hereof, in accordance with Sections 112(a)(5) and 288 of the Companies Law.
          3.6 No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. Subject to the Company’s decision and to all approvals legally required, each member of the Board of Directors or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own willful misconduct or bad faith, to the fullest extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company’s Corporate Charter, any agreement, any vote of shareholders or disinterested directors, any insurance policy or otherwise.
          3.7 The interpretation and construction by the Administrator of any provision of the Plan or of any Option hereunder shall be final and conclusive. In the event that the Board of Directors appoints a Committee, the interpretation and construction by the Committee of any provision of the Plan or of any Option hereunder shall upon ratification by the Board of Directors, be final and conclusive unless otherwise determined by the Board of Directors. To avoid doubt, subject to Section 3.2 hereof, the Board of Directors may at any time exercise any powers of the Administrator, notwithstanding the fact that a Committee has been appointed.
          3.8 The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Administrator under this Section 3.8 shall reduce the rights of any Participant without the Participant’s consent.
          3.9 Without limiting the generality of the foregoing, the Administrator may adopt special Appendices and/or guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.
     4. Eligible Participants.
          4.1 Awards may be granted only to Service Providers who were employed by Voltaire Ltd. or one of its subsidiaries prior to the Effective Date and to individuals who become Service Providers for the first time after the Effective Date (“Eligible Participants”). No Award may be granted pursuant to the Plan to any person serving as a member of the Committee or to any other member of the Board of Directors at the time of the grant, unless such grant is approved in the manner prescribed for the approval of compensation of directors under Section 273 of the Companies Law. To avoid doubt, such Awards require approval of the audit committee of the Board of Directors, the Board of Directors and the shareholders of the Company.

          4.2 Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Participants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to the Plan.
     5. Reserved Shares.
          5.1 Subject to Section 10.1 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (x) 1,266,991 Shares, which constitutes the number of Voltaire Ltd. shares available for issuance under the Voltaire Plan as of immediately prior to the Effective Date (as adjusted to reflect the Voltaire Acquisition) plus (y) any of the 519,003 Shares subject to awards outstanding under the Voltaire Plan as of the Effective Date (which number has been adjusted to reflect the Voltaire Acquisition) that for any reason terminate, expire or otherwise lapse after the Effective Date plus (z) an annual increase on the first day of each fiscal year during the term of the Plan, beginning January 1, 2012, in each case in an amount equal to the lesser of (i) 281,625 Shares or (ii) an amount determined by the Board.
          5.2 Any Shares subject to an Award that shall for any reason terminate, expire or otherwise lapse shall again be available for grant as Awards under the Plan. Additionally, any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any affiliate shall not be counted against Shares available for grant pursuant to this Plan. Any Shares that remain unissued and are not subject to Awards at the termination of the Plan shall cease to be reserved for purposes of the Plan. Until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.
          5.3 Notwithstanding any provision in the Plan to the contrary, and subject to Section 10.1 hereof, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year (measured from the date of any grant) shall be 2,285,714 Shares.
     6. Award Agreement.
          6.1 The Board of Directors, and to the extent contemplated under Section 3.2 hereof, a Committee and the Board of Directors, in their discretion may award to Participants Awards available under the Plan. The terms of the Award will be set forth in the Award Agreement. The date of grant of each Award shall be the date specified by the Board of Directors, and the Committee, as applicable, at the time such award is made, or in the absence of such specification, the date of approval of the award by the Board of Directors, and the Committee, as applicable.
          6.2 The Award Agreement shall state, inter alia, the number of Options or Shares covered thereby, the type of Option or other Award, any special terms applying to such Award (if any), including the terms of any country-specific or other Appendix, as determined by the Board of Directors, and the Committee, as applicable.
     7. Option Prices.
     The exercise price for each Share to be issued upon exercise of an Option shall be such price as is determined by the Committee in its discretion, provided that the price per Share is not less than the nominal value of each Share, and subject to any further restrictions set forth in an applicable Appendix.
     8. Exercise Of Option.
          8.1 Options shall be exercisable pursuant to the terms under which they were awarded and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement.
          8.2 An Option, or any part thereof, shall be exercisable by the Participant’s signing and returning to the Company at its principal office (and to the trustee, where applicable), a “Notice of Exercise” in such form and substance as may be prescribed by the Administrator from time to time, together with full payment for the Shares underlying such Option.
          8.3 Each payment for Shares under an Option shall be in respect of a whole number of Shares, shall be effected in (i) cash, (ii) by check payable to the order of the Company, (iii) Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) such other method of payment acceptable to the Company as determined by the Administrator, and shall be accompanied by a notice stating the number of Shares being paid for thereby.
          8.4 Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Company or of a duly authorized transfer agent of the Company) a Participant shall have no right to vote or right to receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right the record date for which is prior to the date the Shares are issued, except as provided in Section 10.1 of the Plan.
          8.5 To the extent permitted by law, if the Shares are traded on a national securities exchange or quoted on a national quotation system or otherwise publicly traded or quoted, payment for the Shares underlying an Option may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the exercise price (or the relevant portion thereof, as applicable) and any withholding taxes, or on such other terms and conditions as may be acceptable to the Administrator. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.
     9. Termination Of Relationship As Service Provider.
          9.1 Effect of Termination; Exercise After Termination. Unless otherwise determined by the Administrator, if a Participant ceases to be a Service Provider, such Participant may exercise any outstanding Options within such period of time as is specified in the Award Agreement or the Plan to the extent that the Options are vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, on the date of termination, any Options or other Awards are unvested, the Shares covered by the unvested portion of the Option or other Award shall revert to the Plan. If, after termination, the Participant does not exercise the vested Options within the time specified in the Award Agreement or the Plan, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     In the absence of a provision specifying otherwise in the relevant Award Agreement, then:
               (a) in the event that the Participant ceases to be a Service Provider for any reason other than termination for Cause as a result of the Participant’s death or Disability, the vested Options shall remain exercisable for a period of three (3) months from the effective date of termination of the Participant’s status as a Service Provider;
               (b) in the event that the Participant ceases to be a Service Provider for Cause, any outstanding unexercised Option (whether vested or unvested) will immediately expire and terminate, and the Participant shall not have any rights in connection with such Options.
               (c) in the event that the Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Option shall remain exercisable for twelve (12) months following the Participant’s date of termination for Disability.
               (d) in the event that the Participant dies while a Service Provider, the Option shall remain exercisable by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance for twelve (12) months following the Participant’s date of death.
          9.2 Date of Termination. For purposes of the Plan and any Option or Option Agreement, the date of termination (whether for Cause or otherwise) shall be the effective date of termination of the Participant’s employment or engagement as a Service Provider.
          9.3 Leave of Absence. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. A Service Provider shall not cease to be considered as such in the case of any (a) leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, and its parent, subsidiary, affiliate, or any successor thereof; or (c) changes in status (employee to member of the Board of Directors, employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Service Provider’s Award.
     10. Change in Capital Structure.
     Upon the occurrence of any of the following described events, a Participant’s rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:
          10.1 Adjustments.
               (a) In the event of any dividend or other distribution, reorganization, merger, consolidation, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares (other than an Equity Restructuring) occurs such that an adjustment is determined by the Administrator (in its sole and absolute discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 5; (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

               (b) In the event of any transaction or event described in Section 10.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
                    (i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1(b), the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;
                    (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
                    (iii) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;
                    (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
                    (v) To provide that the Award cannot vest, be exercised or become payable after such event.
               (c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.1(a) or 10.1(b) hereof:
                    (i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 10.1(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.
                    (ii) The Administrator shall make such proportionate adjustment, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and type of securities that may be issued under the Plan (including, but not limited to, adjustment of the limitations in Section 5).

          10.2 Change in Control.
               (a) Anything to the contrary in Section 10.1 hereof notwithstanding, in the event of a Change in Control, the unexercised or restricted portion of each outstanding Award shall be assumed or an equivalent Award or right substituted, by the successor corporation or an affiliate of the successor corporation, as shall be determined by such entity, subject to the terms hereof. In the event that the successor corporation or a parent or subsidiary of the successor corporation does not provide for such an assumption or substitution of Awards (in circumstances in which the Company is not the successor entity), all Awards shall become exercisable in full and all forfeiture restrictions on such Awards shall lapse, provided that unless otherwise determined by the Administrator, the exercise of all Options that otherwise would not have been exercisable and the lapsing of all forfeiture restrictions that would not have otherwise lapsed in the absence of a Change in Control, shall be contingent upon the actual consummation of the Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.
               (b) For the purposes of this Section 10.2, an Award shall be considered assumed if, following a Change in Control, the option confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares of the Company for each Share held on the effective date of the Change in Control (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator, at its sole discretion); provided, however, that if the consideration received in the Change in Control is not solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent, the Administrator may, with the consent of the successor corporation, provide for the per share consideration to be received upon the exercise of the Option or upon the lapsing of the forfeiture restrictions to be solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined by the Administrator.
               (c) In the event that the Board of Directors determines in good faith that, in the context of a Change in Control, certain Options have no monetary value and thus do not entitle the holders of such Options to any consideration under the terms of the Change in Control, the Board of Directors may determine that such Options shall terminate effective as of the effective date of the Change in Control.
               (d) It is the intention that the Administrator’s authority to make determinations, adjustments and clarifications in connection with the treatment of Awards shall be interpreted as widely as possible, to allow the Administrator maximal power and flexibility to interpret and implement the provisions of the Plan in the event of Change in Control.
     11. Non-Transferability of Options, Other Awards and Shares.
          11.1 Except as may be permitted under an applicable Appendix, no Option or other Award may be transferred other than by will or by the laws of descent and distribution, and during the Participant’s lifetime an Option may be exercised only by such Participant.
          11.2 Except as may be permitted under an applicable Appendix, Shares for which full payment has not been made, may not be assigned, transferred, pledged or mortgaged,

other than by will or laws of descent and distribution. For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of an Participant’s rights in respect of Options or Shares purchasable pursuant to the exercise thereof upon the death of such Participant to such Participant’s estate or other successors by operation of law or will, whose rights therein shall be governed by Section 9.1(d) hereof, and as may otherwise be determined by the Administrator.
     12. Term And Amendment Of The Plan.
          12.1 The Plan shall become effective as of the Effective Date. The Plan shall expire on July 25, 2017 (except as to Options or other Awards outstanding on that date).
          12.2 Notwithstanding any other provision of the Plan, the Board of Directors (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, or as contemplated in any Appendix, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any adjustment as provided by Section 10.1 hereof), or (ii) permits the Administrator to extend the exercise period for an Option beyond ten years from the date of grant; and provided further, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Administrator shall reduce the rights of any Participant without the Participant’s consent.
     13. Term Of Option.
     Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 9 hereof, if any Option, or any part thereof, has not been exercised and the Shares covered thereby not paid for within ten (10) years after the date on which the Option was granted, as set forth in the Award Agreement (or any other period set forth in the instrument granting such Option pursuant to Section 6 hereof), such Option, or such part thereof, and the right to acquire such Shares shall terminate, all interests and rights of the Participant in and to the same shall expire, and, in the event that in connection therewith any Shares are held in trust as aforesaid, such trust shall expire.
     14. Continuance Of Engagement.
     Neither the Plan nor any offer of Shares or Awards to a Participant shall impose any obligation on the Company or a related company thereof, to continue the employment or engagement of any Participant as a Service Provider, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a Service Provider of the Company or a related company thereof or restrict the right of the Company or a related company thereof to terminate such employment or engagement at any time.

     15. Governing Law.
     The Plan and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the State of Israel.
     16. Application Of Funds.
     The proceeds received by the Company from the sale of Shares pursuant to Options granted under the Plan will be used for general corporate purposes of the Company or any related company thereof.
     17. Taxes.
          17.1 Any tax consequences arising from the grant, vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates, or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Awards or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.
          17.2 The receipt of an Award and/or the acquisition of Shares issued upon the exercise of the Options may result in tax consequences. The description of tax consequences set forth in the Plan or any Appendix hereto does not purport to be complete, up to date or to take into account any special circumstances relating to a Participant.
          17.3 THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING ANY AWARD IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES.
     18. Conditions Upon Issuance Of Shares.
     Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     19. Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to: (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award; or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.
     20. Miscellaneous.
     Whenever applicable in the Plan, the singular and the plural, and the masculine, feminine and neuter shall be freely interchangeable, as the context requires. The Section headings or titles shall not in any way control the construction of the language herein, such headings or titles having been inserted solely for the purpose of simplified reference. Words such as “herein”, “hereof”, “hereto”, “hereinafter”, “hereby”, and “hereinabove” when used in the Plan refer to the Plan as a whole, including any applicable Appendices, unless otherwise required by context.
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APPENDIX — U.S. TAXPAYERS
MELLANOX TECHNOLOGIES, LTD.
GLOBAL SHARE INCENTIVE ASSUMPTION PLAN (2010)
     1. Special Provisions for Persons who are U.S. Taxpayers.
          1.1 This Appendix (the “Appendix”) to the Mellanox Technologies, Ltd. Global Share Incentive Assumption Plan (2010) (the “Plan”) is effective as of the date that the Plan becomes effective (the “Effective Date”).
          1.2 The provisions specified hereunder apply only to persons who are subject to U.S. federal income tax (any such person, a “U.S. Taxpayer”).
          1.3 This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan (including, without limitation, its provisions regarding adjustments). This Appendix is applicable only to grants made after the Effective Date.
          1.4 The Plan and this Appendix shall be read together. In any case of an irreconcilable contradiction (as determined by the Administrator) between the provisions of this Appendix and the Plan, the provisions of the Plan shall govern unless expressly stated otherwise in this Appendix.
     2. Definitions.
     Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:
          “Award” means an Option, a Restricted Stock award, a Restricted Stock Unit award or other equity-based awards granted to a Participant pursuant to this Appendix and the Plan, or other allotment of Shares under the Plan and this Appendix.
          “Fair Market Value” means, for purposes of this Appendix, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, (a) if the Shares are listed on any established stock exchange or a national market system, the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (b) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the Shares on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for the Shares, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (c) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Administrator. Notwithstanding any provision herein to the contrary, with respect to Options, the “Fair Market Value” of the Shares shall be determined in a manner that satisfies the applicable requirements of Code Section 409A.
          “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests in accordance with Section A(1)(a)(5) of the general instructions of Form S-8, as applicable.
          “Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. For the avoidance of doubt, each Option granted under this Appendix shall be a Non-Qualified Stock Option.
          “Restricted Stock” means Shares awarded to a Participant pursuant to Section 5 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.
          “Restricted Stock Unit” means an Award granted pursuant to Section 6 hereof.
          “Securities Act” means the U.S. Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
     3. Grants of Options.
          3.1 Generally. The Administrator shall have full authority to grant Options to Eligible Participants pursuant to the terms of this Appendix and the Plan. All Options shall be granted by, confirmed by, and subject to the terms of, an Award Agreement to be executed by the Company and the Participant. All Options granted herunder shall be Non-Qualified Stock Options.
          3.2 Eligibility. All Eligible Participants are eligible to be granted Options under this Appendix, and it is anticipated that grants hereunder will be granted solely or primarily to U.S. Taxpayers. Eligibility for the grant of an Option and actual participation in this Appendix and the Plan shall be determined by the Administrator in its sole discretion. Notwithstanding anything in this Section 3.2 to the contrary,

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Consultants who are not natural persons that provide bona fide services to the Company, a subsidiary of the Company, or a parent of the Company, and Consultants who provide services in connection with the offer or sale of securities in a capital raising transaction shall not be eligible to be granted Options under this Appendix.
     4. Special Terms for Options.
          4.1 Exercise Price. The exercise price per Share subject to an Option shall be determined by the Administrator at the time of grant of such Option; provided that the per share exercise price of an Option shall not be less than 100% of the Fair Market Value of the Share at the time of grant of such Option.
          4.2 Option Term. The term of each Option shall be fixed by the Administrator; provided, however, that no Option shall be exercisable more than 10 years after the date such Option is granted.
          4.3 Right to Exercise. During a Participant’s lifetime, an Option may be exercised only by the Participant.
     5. Special Terms for Restricted Stock.
          5.1 Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Eligible Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
          5.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.
          5.3 Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
          5.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the

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terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
          5.5 Taxes. In accordance with the terms of the Code, a Participant shall be responsible for payment of all taxes incurred in connection with the grant of Restricted Stock. Accordingly, upon the vesting of Restricted Stock, a Participant shall make provision for the payment of all required withholding to the Company in accordance with Section 18.1 of the Plan.
     6. Restricted Stock Units.
     The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant or record as issued to the Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator) one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.
     7. Amendment of Appendix and Individual Awards.
          7.1 This Appendix may be amended or terminated in accordance with the terms governing the amendment or termination of the Plan; provided, however, that the Company shall obtain shareholder approval to the extent necessary and desirable to comply with applicable law, regulations or under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.
          7.2 The Administrator may, to the extent permitted by the Plan and this Appendix, amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to the Plan or as otherwise specifically provided herein, no such amendment or other action by the Administrator shall materially impair the previously accrued rights of any holder of such Award without the holder’s consent.
          7.3 Notwithstanding any other provisions of the Plan or this Appendix to the contrary, (a) the Administrator may amend the Plan, this Appendix or any Award without the consent of the holder thereof if the Administrator determines that such amendment is required or advisable for the Company, the Plan, this Appendix or any Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard, and (b) neither the Company nor the Administrator shall take any action pursuant to Section 7 or Section 9 of this Appendix or Section 13.2 of the Plan, or otherwise, that would cause an Award that is otherwise exempt under Code Section 409A

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to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.
     8. Limits on Transfer.
     No Award shall be assigned, transferred or otherwise disposed of by a Participant otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Administrator may determine, in its sole discretion, at the time of grant or thereafter that an Award granted under this Appendix that is otherwise not transferable pursuant to this Section 8 is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Administrator. An Award that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan, the Appendix and the applicable Award Agreement. Any Shares acquired upon the exercise of an Award by a permissible transferee of an Award or a permissible transferee pursuant to a transfer after the exercise of, or issuance of Shares under, an Award shall be subject to the terms of the Plan, the Appendix and the applicable Award Agreement.
     9. Deferred Compensation.
     To the extent that the Administrator determines that any Award granted under the Plan and this Appendix is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, this Appendix and the Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan or this Appendix to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan or the Appendix and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. The Administrator may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or an Appendix that (in each case) meets the requirements of Code Section 409A.
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APPENDIX — ISRAELI TAXPAYERS
MELLANOX TECHNOLOGIES, LTD.
GLOBAL SHARE INCENTIVE ASSUMPTION PLAN (2010)
     1. Special Provisions for Israeli Tax Payers
          1.1 This Appendix, as amended and restated herein (the “Appendix”), to the Mellanox Technologies, Ltd. Global Share Incentive Assumption Plan (2010) (the “Plan”) is effective on the date the Appendix, as amended and restated herein, is adopted by the Board.
          1.2 The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.
          1.3 This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with the securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan. This Appendix is applicable only to grants made after the Effective Date. This Appendix complies with, and is subject to the ITO and Section 102.
          1.4 The Plan and this Appendix shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions of this Appendix shall govern.
     2. Definitions
Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:
          “3(i) Option” means an Option or Restricted Stock Unit which is subject to taxation pursuant to Section 3(i) of the ITO and which has been granted to any person who is not an Eligible 102 Participant.
          “102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which income resulting from the sale of Shares derived from Options or Restricted Stock Units is taxed as a capital gain.
          “102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.
          “102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Options or Restricted Stock Units is taxed as ordinary income.

          “102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.
          “102 Trustee Grant” means an Award made pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.
          “Award” means an Option, a Restricted Stock Unit award or other award or allotment of Shares under the Plan and this Appendix.
          “Affiliate(s)” means any “employing company” within the meaning of Section 102(a) of the ITO.
          “Controlling Shareholder” as defined under Section 32(9) of the Ordinance, means an employee who prior to the grant or as a result of the exercise of any Option or grant or vesting of any Restricted Stock Unit or Shares, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the Ordinance) (i) 10% of the outstanding shares of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the Ordinance), or (v) the right to appoint a director of the Company.
          “Election” means the Company’s choice of the type (as between capital gains track or ordinary income track) of 102 Trustee Grants it will make under the Plan, as filed with the ITA.
          “Eligible 102 Participant” means a person who is employed by the Company or its Israeli resident Affiliates, including an individual who is serving as a director or an office holder, and excluding anyone who is a Controlling Shareholder.
          “Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordancewith the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.
          “ITA” means the Israeli Tax Authorities.
          “ITO” or “Ordinance” means the Israeli Income Tax Ordinance (New Version) 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.
          “Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

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          “Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Options, Restricted Stock Units or Shares granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted.
          “Restricted Stock Unit” means an Award granted pursuant to Section 3 hereof.
          “Rules” means the Income Tax Rules (Tax benefits in Stock Issuance to Employees) 5763-2003.
          “Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time,.
          “Shares” means Ordinary Shares, nominal value NIS 0.01 per share, of the Company, including restricted or unrestricted Shares issued upon exercise of Options or the vesting of Restricted Stock Units or other award or allotment of Shares under the Plan and this Appendix granted pursuant to the Plan and this Appendix.
          “Trustee” means a person or entity designated by the Board of Directors to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.
     3. Special Terms for Restricted Stock Units.
          3.1 Grant of Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer, or record as transferred in the books of the Company (or, if applicable, its transfer agent or stock plan administrator), to either: (a) in the case of an Award that is not a 102 Trustee Grant, the Participant or (b) in the case of a 102 Trustee Grant, the Trustee (for the benefit of such Participant), pursuant to the provisions of Section 5 below, one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.
          3.2 Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider, any Restricted Stock Units that have not fully vested shall be forfeited; provided, however, that the Administrator may provide for the accelerated vesting of Restricted Stock Units, in its sole discretion.

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     4. Types of Awards and Section 102 Election
          4.1 Awards made pursuant to Section 102, whether as grants of Options or Restricted Stock Units or as issuances of Shares under the Plan shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capial Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.
          4.2 Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Appendix. Participants who are not Eligible 102 Participants may be granted only 3(i) Options under this Appendix.
          4.3 No 102 Trustee Grants may be made effective pursuant to this Appendix until 30 days after the requisite filings required by the ITO and the Rules have been made with the ITA.
          4.4 The Award Agreement evidencing the Award made pursuant to the Plan and this Appendix shall indicate whether the Award is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Grant; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.
     5. Terms And Conditions Of 102 Trustee Options and Restricted Stock Units
          5.1 Each 102 Trustee Grant will be deemed granted on the date stated in a written notice by the Company, provided that (i) the Company has provided such notice to the Trustee and (ii) the Participant has signed all documents required pursuant to this Section 5.
          5.2 Each 102 Trustee Grant granted to an Eligible 102 Participant and each Share certificate acquired pursuant to the exercise of a Option, vesting of a Restricted Stock Unit or issued directly as a Share shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Participant for the Required Holding Period. After termination of the Required Holding Period and subject to the terms of the Plan, the Trustee may release such Option, Restricted Stock Unit and any such Shares, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Options, Restricted Stock Units or Shares issued upon exercise of such Option or vesting of such Restricted Stock Unit prior to the full payment of the Eligible 102 Participant’s tax liabilities.
          5.3 Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant, as applicable) shall be subject to the

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relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Option and shall prevail over any term contained in the Plan, this Appendix or any agreement that is not consistent therewith. Any provision of the ITO and any approvals by the Income Tax Commissioner not expressly specified in this Plan, Appendix or Award Agreement which are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102.
          5.4 During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Options, Restricted Stock Units or Shares and other shares received subsequently following any realization of rights derived from Shares, Options or Restricted Stock Units (including stock dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the Shares have been withheld for Transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable agreement and any applicable law. To avoid doubt such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant.
          5.5 In the event a stock dividend is declared on Shares which derive from Awards granted as 102 Trustee Grants, such dividend shall also be subject to the provisions of this Section 5 and the Required Holding Period for such dividend shares shall be measured from the commencement of the Required Holding Period for the Options, Restricted Stock Units or Shares with respect to which the dividend was declared. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.
          5.6 If an Option or Restricted Stock Unit granted as a 102 Trustee Grant is exercised or vests during the Required Holding Period, the Shares issued upon such exercise or vesting shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant. If such an Option or Restricted Stock Unit is exercised or vests after the Required Holding Period ends, the Shares issued upon such exercise or vesting shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee, or (ii) be transferred to the Eligible 102 Participant directly, provided that the Participant first complies with all applicable provisions of the Plan.

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          5.7 For as long as Shares are registered in the name of the Trustee for the benefit of a Participant, the Trustee shall provide to the Participant prompt written notice of all shareholder meetings or other communications to shareholders of the Company received by the Trustee, and if so requested in writing by the Participant, the Trustee shall execute a proxy in a form acceptable to the Company to enable the Participant to vote such Shares.
     6. Assignability
     As long as Options, Restricted Stock Units or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
     7. Tax Consequences
          7.1 Any tax consequences arising from the grant, sale, vesting or exercise of any Award, from the payment for, sale or transfer of any Shares covered thereby, or from any other event or act (of the Company, and/or its Affiliates and/or the Trustee or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company an/or any of its Affiliates and/or the Trustee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Options or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.
          7.2 With respect to Non-Trustee Grants, if the Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

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     8. Governing Law and Jurisdiction
     Notwithstanding any other provision of the Plan, with respect to Participants subject to this Appendix, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel applicable to contracts made and to be performed therein.
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